UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-01136 (Commission File Number)	22-0790350 (IRS Employer Identification Number)

430 East 29th Street, 14th Floor New York, NY, 10016 (Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          On September 11, 2019, the Board of Directors of Bristol-Myers Squibb Company (the “Company”) elected Michael Bonney, Dr. Julia A. Haller and Phyllis Yale, to serve as members of the Board of Directors, effective at the closing of the transaction with Celgene Corporation (the “Closing”).  The size of the Board of Directors was increased to fourteen, effective at the Closing, in connection with the election of these new Directors.

Mr. Bonney is 61 years old and currently serves as the Executive Chair of the Board of Kaleido Biosciences, Inc., having served as Chief Executive Officer and Chairman from June 2017 to August 2018.  From January to July 2016, he was a Partner of Third Rock Ventures, LLC. Previously, Mr. Bonney served as Chief Executive Officer and a member of the Board of Directors of Cubist Pharmaceuticals Inc. (which was acquired by Merck & Co., Inc. in January 2015) from June 2003 until December 2014. Prior to Cubist, he was Vice President, Sales and Marketing at Biogen, Inc. Prior to joining Biogen, Mr. Bonney spent eleven years at Zeneca Pharmaceuticals, in a range of commercial, operating and strategic roles, ending his career there as National Business Director. He chairs the Board of Directors of Alnylam Pharmaceuticals, Inc. and Magenta Therapeutics. Mr. Bonney also currently serves as a member of the Board of Directors of Sarepta Therapeutics Inc. and Syros Pharmaceuticals. He previously served as a member of the Board of Directors of Global Blood Therapeutics, Inc. and NPS Pharmaceuticals, Inc. Mr. Bonney currently serves on the Celgene Board of Directors, where he is a member of the Executive Committee as well as the Nominating, Governance and Compliance Committees.  He received a B.A. in Economics from Bates College and chaired its Board of Trustees from 2012 to June 2019. Mr. Bonney has committed to complying with the company’s policy that directors should not serve on more than four public company boards by the end of the first quarter of 2020.

Julia A. Haller, M.D., is 64 years old and has served since 2007 as Ophthalmologist-in-Chief of Wills Eye Hospital in Philadelphia, where she holds the William Tasman, M.D. Endowed Chair. She is Professor and Chair of the Department of Ophthalmology at Sidney Kimmel Medical College at Thomas Jefferson University and Thomas Jefferson University Hospitals. A magna cum laude graduate of Princeton, Dr. Haller received her M.D. degree from Harvard Medical School. She served as the first female Chief Resident at the Wilmer Eye Institute at Johns Hopkins and later joined the Johns Hopkins faculty, where she held the Katharine Graham Chair in Ophthalmology. One of the world's most renowned retina surgeons, Dr. Haller has been closely involved in the early stage development of many new vision therapies and is a past member of the Board of Trustees of Princeton University, and a consultant at Children’s Hospital of Philadelphia. She currently serves on the Celgene Board of Directors, where she is a member of the Audit Committee.

Phyllis Yale is 62 years old and currently serves as an advisory partner with Bain & Company where she has been a leader in building Bain's healthcare practice over the last 30 years. Ms. Yale has served in a number of leadership roles at Bain and now devotes her time to client work. She is currently Chair of the Board of Blue Cross Blue Shield of Massachusetts and serves on the Board of DaVita, Inc.  Previously, Ms. Yale served on the boards of Kindred Healthcare, Inc., National Surgical Hospitals, Inc., Value Options, Pediatric Services of America and NeighborCare, Inc.  She also has served on the non-profit boards of The Trustees of Reservations, The Bridgespan Group and Cradles to Crayons; as well as a number of advisory boards, including the Advisory Board for the HBS Healthcare Initiative, and the Executive Council for the Department of Health Policy and Management of the Harvard Chan School of Public Health. Ms. Yale earned an MBA from Harvard Business School with honors and is a graduate of Harvard and Radcliffe Colleges, where she received a Bachelor of Arts degree in Economics magna cum laude.

The Board of Directors has determined that Mr. Bonney, Dr. Haller and Ms. Yale are independent under the New York Stock Exchange Listing Standards and the independence standards adopted by the Board of Directors.

There are no arrangements or understandings between each of Mr. Bonney, Dr. Haller or Ms. Yale and any other persons pursuant to which they were selected as a director.  There are no related party transactions between the Company and each of Mr. Bonney, Dr. Haller or Ms. Yale.

Mr. Bonney, Dr. Haller and Ms. Yale will each receive compensation for their services on the Board of Directors in accordance with the Company’s standard compensatory arrangement for non-employee directors, including an annual retainer of $100,000 and an annual award of deferred share units valued at $185,000 on the date of grant.

A copy of the press release announcing the election of Mr. Bonney, Dr. Haller and Ms. Yale is attached to this report as Exhibit 99.1.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction between Bristol-Myers Squibb and Celgene, on February 1, 2019, Bristol-Myers Squibb filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended on February 1, 2019 and February 20, 2019, containing a joint proxy statement of Bristol-Myers Squibb and Celgene that also constitutes a prospectus of Bristol-Myers Squibb. The registration statement was declared effective by the SEC on February 22, 2019, Bristol Myers Squibb and Celgene commenced mailing the definitive joint proxy statement/prospectus to stockholders of Bristol-Myers Squibb and Celgene on or about February 22, 2019, and the special meetings of the stockholders of Bristol-Myers Squibb and Celgene were held on April 12, 2019. INVESTORS AND SECURITY HOLDERS OF BRISTOL-MYERS SQUIBB AND CELGENE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by Bristol-Myers Squibb or Celgene through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Bristol Myers Squibb are available free of charge on Bristol-Myers Squibb’s internet website at http://www.bms.com under the tab, “Investors” and under the heading “Financial Reporting” and subheading “SEC Filings” or by contacting Bristol-Myers Squibb’s Investor Relations Department through https://www.bms.com/investors/investor-contacts.html. Copies of the documents filed with the SEC by Celgene are available free of charge on Celgene’s internet website at http://www.celgene.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings” or by contacting Celgene’s Investor Relations Department at ir@celgene.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the research, development and commercialization of pharmaceutical products and Bristol-Myers Squibb’s pending acquisition of Celgene. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on historical performance and current expectations and projections about Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond Bristol-Myers Squibb’s and Celgene’s control and could cause Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to, the completion of the Merger may not occur on the anticipated terms and timing or at all; a condition to the closing of the Merger may not be satisfied; the completion of the OTEZLA divestiture by Celgene does not occur on the anticipated timing; the combined company will have substantial indebtedness following the completion of the Merger; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the Merger; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the Merger; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the Merger has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results. No forward-looking statement can be guaranteed.

Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect Bristol-Myers Squibb’s and Celgene’s respective business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol-Myers Squibb’s and Celgene’s respective Annual Reports on Form 10-K for the year ended December 31, 2018, as updated by their subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. The forward-looking statements included in this communication are made only as of the date of this document and except as otherwise required by applicable law, neither Bristol-Myers Squibb nor Celgene undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Bristol-Myers Squibb Company dated September 11, 2019

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Bristol-Myers Squibb Company dated September 11, 2019

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: September 12, 2019	By:	/s/Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary